United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

April 19, 2024 (April 16, 2024)

Date of Report (Date of earliest event reported)

International Seaways, Inc.

(Exact Name of Registrant as Specified in Charter)

1-37836-1

Commission File Number

Marshall Islands	98-0467117
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 Third Avenue, 39th Floor

New York, New York 10016

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 578-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Symbol	Name of each exchange on which registered
Common Stock (no par value)	INSW	New York Stock Exchange
Rights to Purchase Common Stock	N/A	New York Stock Exchange

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 17, 2024, International Seaways, Inc. (the “Company” or “INSW”) announced that it will nominate Kristian K. Johansen and Darron M. Anderson for election as independent directors to the Company’s Board of Directors (the “Board”) at the Company’s upcoming Annual Meeting of Stockholders (the “Annual Meeting”). A copy of the press release announcing the nominations is filed as Exhibit 99.1 to this Form 8-K.

In connection with his nomination, Mr. Johansen has delivered an irrevocable conditional letter of resignation to the Board (the “Letter”) pursuant to which Mr. Johansen has agreed to resign from the Board upon the occurrence of certain events specified in the Letter, including if any member of Seatankers (as defined in the Letter) becomes adverse to the Company or if Mr. Johansen fails to comply with Company and Board policies applicable to directors. A copy of the Letter is filed as Exhibit 99.2 to this Form 8-K.

On April 16, 2024, the Company was notified that, when his current term expires at the Annual Meeting, Mr. Joseph I. Kronsberg will retire from the Board and not stand for re-election as a director. This decision was not the result of any disagreement between Mr. Kronsberg and the Company or the Board on any matter relating to the Company’s operations, policies or practices.

Forward-Looking Statements

This release contains forward-looking statements. In addition, the Company may make or approve certain statements in future filings with the U.S. Securities and Exchange Commission (the “SEC”), in press releases, or in oral or written presentations by representatives of the Company. Forward-looking statements may be identified by the use of words like “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “project,” “consider,” “predict,” “potential,” “feel,” or other comparable terminology. All statements other than statements of historical facts should be considered forward-looking statements. These matters or statements may relate plans to issue dividends, the Company’s prospects, including statements regarding vessel acquisitions, expected synergies, trends in the tanker markets, and possibilities of strategic alliances and investments. Forward-looking statements are based on the Company’s current plans, estimates and projections, and are subject to change based on a number of factors that are difficult to predict or may be beyond the Company’s control. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Investors should carefully consider the risk factors outlined in more detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and in similar sections of other filings made by the Company with the SEC from time to time. The forward-looking statements contained in this press release speak only as of the date hereof and the Company assumes no obligation to update or revise any forward-looking statements. Forward-looking statements and written and oral forward-looking statements attributable to the Company or its representatives after the date of this release are qualified in their entirety by the cautionary statements contained in this paragraph and in other reports previously or hereafter filed by the Company with the SEC.

Additional Information and Where to Find It

The Company plans to file a proxy statement and accompanying solicitation materials with the SEC in connection with the solicitation of proxies for its Annual Meeting. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that the Company may file with the SEC in connection with the Annual Meeting. The proxy statement will contain important information about the Company, the Annual Meeting, and related matters. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND THE ACCOMPANYING SOLICITATION MATERIALS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY. These documents, including the proxy statement (and any amendments or supplements thereto) and other documents filed by the Company with the SEC, are or will be available for no charge at the SEC’s website at http://www.sec.gov and at the Company’s investor relations website at https://www.intlseas.com/investor-relations/overview/default.aspx.

Participants in the Solicitation

Under SEC rules, the Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with Annual Meeting. Information about the directors and executive officers of the Company and their ownership of the Company’s common stock is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and will be set forth in the proxy statement and accompanying solicitation materials and other documents filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and accompanying solicitation materials.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Pursuant to General Instruction B.2 of Form 8-K, the following exhibit is furnished with this Form 8-K.

Exhibit No.	Description

99.1	Press Release dated April 17, 2024
99.2	Irrevocable Conditional Letter of Resignation of Kristian K. Johansen
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2024	INTERNATIONAL SEAWAYS, INC.

	By:	/s/ James D. Small III
		Name:	James D. Small III
		Title:	Chief Administrative Officer, Senior Vice President, Secretary and General Counsel